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                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


        Date of Report (Date of earliest event reported):  July 6, 1997


                            Terrace Holdings, Inc.
            (Exact name of registrant as specified in its charter)

          Delaware                    0-27132                     65-0594270
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(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)


         2699 Stirling Road,  Suite C-405,  Fort Lauderdale, FL  33312
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  305-894-6000
                                                   -----------------------------



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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On July 6, 1997, Terrace Holdings, Inc. (the "Registrant") signed a final agreement with A One A Wholesale Produce, Inc. ("A One A") in which the Registrant acquired substantially all of A One A's assets and related liabilities. A One A is a Ft. Lauderdale, Florida-based produce distributor, unaffiliated with the Registrant, that sells and distributes fresh fruit and vegetables to hotels, restaurants, and other businesses in South and Central Florida.
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Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits.

          A copy of a Press Release dated July 7, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TERRACE HOLDINGS INC.
                                     ----------------------------

                                            (Registrant)


Date: July 28, 1997

                                     By:   /s/ Samuel H. Lasko
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                                            Samuel H. Lasko

                                            President